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                                                                    EXHIBIT 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-2 (File No.
333-      ) of our report dated March 6, 1998 on our audit of the consolidated financial statements of Azle Bancorp and Subsidiaries as of and for this year ended December 31, 1997. We consent to the reference to our firm under the caption "Experts".



                                /s/ STOVALL, GRANDEY & WHATLEY, L.L.P.


Fort Worth, Texas
August 4, 1998